OMB
 APPROVAL

OMB Number:

Expires:

Estimated
average
burden
hours per
response:
1.25



                         UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549


     FORM 8-K


                         CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


    Date of report (Date of earliest event reported) November 17, 2003

          FIRST CANADIAN AMERICAN HOLDING CORPORATION
                        (FORMERLY ADATOM.COM INC.)
     (Exact name of registrant as specified in its charter)


                        ONTARIO000-22947               43-17719999
(State or other jurisdiction of incorporation)   (Commission File Number)
(IRS Employer Identification No.)


             6021 YONGE STREET, SUITE 212, TORONTO, ONTARIO M2M3W2
            (Address of principal executive offices)

      Registrants telephone number, including area code 416-918-2209


ITEM 1:   Changes in Control of Registrant:

None

ITEM 2:   Acquisition or Disposition of Assets:

The Company spun-off 100% of the common and preferred shares of its wholly owned subsidiary listed below to the shareholders of the Company on the basis of 1 common share of the subsidiary for every 100,000 common shares held by the shareholders of the Registrant

The  record  date for the spin-off of shares of the subsidiary is  November
17, 2003

The Registrant has requested CUSIP numbers to be assigned to the spun off subsidiary.

The Company has set as the distribution date, January 6, 2004 The Company anticipates that NASDAQ will set an ex-dividend date for this matter.

No assurances can be made that the spun-off corporation will emerge as successful companies.

At the record date of spin-off, the subsidiary had approximately 3,014,270 common shares outstanding.

The Company spun-off 100% of the common shares of its wholly owned subsidiary listed below to the shareholders of the Company on the basis of 1 common share of the subsidiary for every 100,000 common shares held by the shareholders of the Registrant of the company listed below:

EQUITY RETIREMENT SAVINGS DISTRIBUTORS INC. - incorporated in the State of Delaware with 50,000,000 shares of common stock authorized without a par value.

The company is in the business to develop a distribution company targeting the schools across Canada to market to the families of the students the "EQUITY" card, which is a loyalty card similar to "AIR MILES" or "CLUB Z" or "PETRO POINTS", except that a percentage of your purchases goes into a retirement account to be used as a contribution to your RRSP or to a child's RESP. By marketing to the school's it allows them to get a donation for every card that someone signs up for and it is a great tool to save for one's education or retirement. There are over 17,000 schools and over 8,000,000 attendees at these schools.

ITEM 3:   Legal Proceedings  Bankruptcy or Receivership:

         None.

ITEM 4:   Changes in Registrant's Certifying Accountant:

         None

ITEM 5:   Other Events:

        None

ITEM 6:   Registrant's Directors and Officers:

The Company's current officers and directors are:

Sandy Winick, President/Director
Sandy Winick, Secretary/Director

ITEM 7:   Market for the Registrants Common Equity and Related Shareholder
Matters:

         Shares of the Registrant trade on the OTC - PK under the symbol FCAHF. Note:

The Company has not declared any cash dividends on its common stock.

  FORWARD-LOOKING STATEMENTS

  Certain statements under this Item and elsewhere in this Form 8-K and in the exhibits to this Form 8-K are not historical facts but constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to: statements relating to potential growth or to potential increases in revenues and net income through previous, potential or possible mergers; acquisitions;
  license agreements; share exchanges; and joint ventures. These statements often can be identified by the use of terms such as "may", "will", "expect", "anticipate", "estimate", "should", "could", "plans", "believes", "potential", or "continuing", or the negative of these terms. Such forward-looking statements speak only as of the date made and may involve both known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the registrant to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Although the registrant believes that the expectations reflected in such forward-looking statements are reasonable, the registrant cannot guarantee future results, levels of activity, performance, achievements or events. Moreover, neither the registrant nor any other person assumes responsibility for the accuracy or completeness of such statements. The registrant disclaims any responsibility to revise any forward-looking statements to reflect events or circumstances after the date of such statement or to reflect the occurrence of anticipated or unanticipated events.

                                SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     FIRST CANADIAN AMERICAN
                                        HOLDING CORPORATION


  Date: November 17, 2003
  By:  /S/ Sandy Winick
        Sandy Winick
     President and Secretary